Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Description of Plan [Line Items]
Plan Termination	Plan Termination
Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. Upon termination of the Plan, each participant thereby affected would receive the entire value of his or her account as though he or she had retired as of the date of such termination.